Fees Summary	Feb. 26, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,299,361,000
Previously Paid Amount	0
Total Fee Amount	179,441.75
Total Offset Amount	0
Net Fee	$ 179,441.75